Supplement to the
Fidelity® SAI Long-Term Treasury Bond Index Fund
April 29, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table."

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.04%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.13%
Total annual operating expenses	0.17%
Fee waiver and/ or expense reimbursement(b)	0.07%
Total annual operating expenses after fee waiver and/ or expense reimbursement	0.10%

(a)  Based on estimated amounts for the current fiscal year.

(b)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.10%. This arrangement will remain in effect through April 30, 2017. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$10
3 years	$46

SV5-16-01 1.9879664.100	October 12, 2016